UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
 (Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
 1-212-858-8000
DATE OF FISCAL YEAR END: DECEMBER 31
DATE OF REPORTING PERIOD: JUNE 30, 2018

Item 1. Reports to Stockholders

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended June 30, 2018, originally filed with the U.S. Securities and Exchange Commission on September 7, 2018 (Accession Number 0000770906-18-000017) (“Original Filing”), to amend Item 1, “Reports to Stockholders.” The purpose of the Amendment is to correct information contained in Note 10 of the Notes to Financial Statements related to the reorganization of Balanced Income Fund into Total Return Fund. Other than the aforementioned revision: (1) the Amendment does not reflect events occurring after the Original Filing, or modify or update the disclosures therein in any way; and (2) the Original Filing was accurate, timely distributed to shareholders and contained all information required to be included in such reports.

Item 1 (as amended hereby) to the Amendment is incorporated by reference to the semi-annual report contained in Item 1 of the Original Filing. Item 2 through Item 11 to the Amendment are incorporated by reference to the Original Filing.

SUPPLEMENT DATED NOVEMBER 15, 2018

 FIRST INVESTORS LIFE SERIES FUNDS SEMI-ANNUAL REPORT
DATED JUNE 30, 2018

In Note 10 of the Notes to Financial Statements, the information under the bolded heading “Reorganization of Balanced Income Fund into Total Return Fund” beginning on page 144 is deleted and replaced with the following:

Pursuant to the Plan, shares of Balanced Income Fund held by each shareholder of Balanced Income Fund will be exchanged for shares of Total Return Fund with the same aggregate net asset value as the shareholder had in Balanced Income Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization. Upon the completion of the Reorganization, shareholders of Balanced Income Fund will become shareholders of Total Return Fund and Balanced Income Fund will then be terminated. The Reorganization is expected to occur during the third or fourth quarter of 2018. A shareholder vote is not required to reorganize Balanced Income Fund into Total Return Fund. Balanced Income Fund shareholders will receive, prior to the Reorganization, a combined Prospectus and Information Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in the Reorganization and the terms of the Plan. Balanced Income Fund will continue sales, redemptions and exchanges of its shares as described in its prospectus until the closing date of the Reorganization.

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This Supplement revises information contained in the Semi-Annual Report listed above and should be read in conjunction with the Semi-Annual Report.

Please retain this Supplement for future reference.

SAR1118

Item 12. Exhibits
(a)(1) Code of Ethics - Not applicable for semi-annual report
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First Investors Life Series Funds

By	/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

Date:	November 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

By	/s/ Joseph I. Benedek
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 14, 2018